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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)           February 28, 2000
                                                --------------------------------


                           REGISTRY MAGIC INCORPORATED
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             (Exact name of registrant as specified in its charter)



           FLORIDA                      0-24283                 65 0623427
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(State or other jurisdiction        (Commission File         (IRS Employer
     or incorporation)                    Number)          Identification No.)



          3998 FAU BOULEVARD, SUITE 200-105, BOCA RATON, FLORIDA 33431
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code            (561) 367-0408
                                                   -----------------------------


            ONE SOUTH OCEAN BOULEVARD, SUITE 206 BOCA RATON, FLORIDA 33486
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         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On February 28, 2000, Registry Magic Incorporated and Synergex International Corporation entered into a management services agreement whereby Synergex agreed to provide Registry Magic executive accounting, sales, marketing and other management services as agreed upon by the parties. The services currently contemplated include sales and marketing assistance, support in preparation of periodic income and cash flow statements, assistance in the preparation and filing of SEC Securities Exchange Act filings, supervision of staff, and certain other financial and customer account matters. The term of the agreement began February 24, 2000 and will continue in effect until May 23, 2000 and thereafter for successive one-month terms, unless terminated pursuant to the agreement. Registry will pay Synergex a monthly fee of $10,000 plus all out-of-pocket travel expenses reasonably incurred in connection with services provided. For any successive terms, the fee will be as agreed by the parties; provided, however, that the monthly fee during any successive term shall not be lower than $10,000, unless Synergex's duties are decreased proportionately. In addition, in the event that the proposed merger between Registry Magic and Synergex does not close, Registry Magic shall pay Synergex an additional fee equal to the product of $10,000 times the number of months from the effective date of the management services agreement until termination or expiration. Registry Magic, Synergex and RMAG Acquisition Corp, a wholly owned subsidiary of Registry Magic, had previously entered into an Agreement and Plan of Merger on February 11, 2000, subject to, among other conditions, applicable approval of shareholders of the respective companies.

         In addition, on February 24, 2000, Bruce Carlsmith was terminated as Chief Executive Officer and resigned as a director of the Company.

         On February 15, 2000, David Kaye was named as a director of the Company.


ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

         (1) Management Services Agreement, dated February 28, 2000, by and between Synergex International Corporation and Registry Magic Incorporated.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               REGISTRY MAGIC INCORPORATED


                                               By: /s/ Lawrence Cohen
                                                   -----------------------------
                                                   Lawrence Cohen, Chairman

DATED: March 8, 2000






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